UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                       333-119034                   98-0432681
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition Agreement with Henan Furen Huaiqingtang  Pharmaceuticals  Co. Ltd


     On August 7, 2006 China Health Holdings, Inc. (the "Company") entered into a Definitive Acquisition Agreement (the "Agreement") with Henan Furen Huaiqingtang Pharmaceuticals Co. Ltd. ("Henan Furen Co.") and Henan Furen Pharmaceutical Group Co. Ltd. and the shareholders of Henan Furen Co.. (the "Sellers). Pursuant to the Agreement, the Company has agreed to acquire and the Sellers have agreed to sell, 60% of the outstanding stock of Henan Furen Co. at an aggregate purchase price of $95,000,000 (RMB) a portion of which shall be paid by the Company on or before the closing of the Agreement and a portion to be paid three months after the Closing, upon the satisfaction of certain conditions.


     The parties have agreed to use their best efforts to complete the transactions contemplated by the Agreement within 60 business days from the execution of the Agreement. Prior to closing, however, all closing conditions, including, but not limited to, the completion of satisfactory legal and financial due diligence, as well as the delivery of stock certificates to the Company evidencing the ownership of the Sellers of the shares of Henan Furen Co. must be satisfied. The parties have further agreed to take all actions necessary to amend the Agreement to reflect their final agreement of the material terms. No material relationship exists between the Sellers and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

     Henan Furen Co. is a China FDA certified GMP standards pharmaceutical drug manufacturer based in Zhengzhou PR China. Henan Furen Co. which has a total list of forty-six China-FDA certified pharmaceutical drugs that are distributed to China-FDA Licensed Hospitals and drugs stores across Henan province and across PR China .

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

Exhibit Number                  Description
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10.1           Acquisition Definitive Agreement by and among Henan Furen
               Huaiqingtang Pharmaceuticals Co. Ltd. and Henan Furen Pharmaceutical Group Co. Ltd. and the shareholders of Henan Furen Huaiqingtang Pharmaceutical dated as of August 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                China Health Holding, Inc.


Date: August 14, 2006                           /s/ Julianna Lu
                                                ----------------
                                                Julianna Lu
                                                Chief Executive Officer